UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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GS Financial Corp.
(Name of Registrant as Specified in Its Charter)

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April 1, 2011
Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of GS Financial Corp.  The meeting will be held at our headquarters, located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana on Tuesday, April 26, 2011 at 10:00 a.m., Central time.  The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

It is very important that your shares be voted at the Annual Meeting regardless of the number you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting.  This will not prevent you from voting in person at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend.

On behalf of the Board of Directors, management and all of the employees of GS Financial Corp., I thank you for your continued interest and support.

Sincerely,

Stephen E. Wessel
President and Chief Executive Officer

GS FINANCIAL CORP. 3798 Veterans Memorial Boulevard Metairie, Louisiana 70002

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME	10:00 a.m., Central time, Tuesday, April 26, 2011

PLACE	GS Financial Corp. Headquarters 3798 Veterans Memorial Boulevard Metairie, Louisiana

ITEMS OF BUSINESS
(1)     To elect three directors for a three-year term expiring in 2014, and until their successors are elected and qualified;

(2)     To ratify the appointment of LaPorte, Sehrt, Romig & Hand as our independent registered public accounting firm for the year ending December 31, 2011; and

(3)     To transact such other business as may properly come before the meeting or any adjournment thereof.  Management is not aware of any other such business.

RECORD DATE	Holders of GS Financial Corp. common stock of record at the close of business on March 11, 2011 are entitled to vote at the meeting.

ANNUAL REPORT	Our 2010 Annual Report to Stockholders is enclosed but is not part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented regardless of the number you own.  You are urged to complete, sign, date and return the enclosed proxy form promptly in the envelope provided.  If you attend the Annual Meeting you may vote either in person or by proxy.  Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.

BY ORDER OF THE BOARD OF DIRECTORS Lettie R. Moll Vice President and Corporate Secretary
Metairie, Louisiana April 1, 2011

PROXY STATEMENT
OF
GS FINANCIAL CORP.

ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished to holders of common stock of GS Financial Corp., the parent holding company of Guaranty Savings Bank. Proxies are being solicited on behalf of our Board of Directors for use at the Annual Meeting of Stockholders to be held at our headquarters located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana on Tuesday, April 26, 2011 at 10:00 a.m., Central time, and at any adjournment thereof for the purposes set forth in the attached Notice of Annual Meeting of Stockholders.  This Proxy Statement is first being mailed to stockholders on or about April 1, 2011.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 26, 2011.  This proxy statement and our 2010 Annual Report are available on our website at www.gsfinancialcorp.com under the heading "Investor Relations."  The same website address also contains information on how to obtain directions to attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the election of directors and ratification of our independent registered public accounting firm.  In addition, management will report on the performance of GS Financial and respond to questions from stockholders.

Who is entitled to vote?

Only our stockholders of record as of the close of business on the voting record date for the meeting, March 11, 2011, are entitled to vote at the meeting. On the record date, we had 1,257,938 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted.  Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the Annual Meeting.

Can I attend the meeting and vote my shares in person?

Yes.  All stockholders are invited to attend the Annual Meeting.  Stockholders of record can vote in person at the Annual Meeting.  A valid picture identification and, unless you are a record holder, proof of stock ownership as of the record date must be presented in order to attend the meeting.  If you hold GS Financial Corp. stock through a broker, bank, trust, or other nominee, i.e. in "street name", you must bring a copy of a statement reflecting your stock ownership as of the record date and a valid legal proxy if you wish to vote at the meeting.

Can I change my vote after I return my proxy card?

Yes.  If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•	First, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

•
Second, you may send a written notice to Ms. Lettie R. Moll, Corporate Secretary, GS Financial Corp., 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002, stating that you would like to revoke your proxy.

•	Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. Attending the Annual Meeting without voting in person will not revoke your proxy.

If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares?

Your broker may not vote on the election of directors if you do not furnish instructions for such proposal.  You should use the voting instruction form provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares may not be voted or may be considered "broker non-votes."

Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have the discretionary voting power under rules applicable to broker-dealers.  Under these rules, the proposal to elect directors is not an item on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.  Proxies received but marked as abstentions will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote (i) FOR the nominees for director described herein and (ii) FOR ratification of the appointment of LaPorte, Sehrt, Romig & Hand for fiscal 2011.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast with a quorum (a majority of the outstanding shares entitled to vote represented in person or by proxy) present.  The three persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the Annual Meeting will be elected directors.  The affirmative vote of a majority of the total votes cast is required for approval of the proposal to ratify the appointment of LaPorte, Sehrt, Romig & Hand for 2011. Abstentions are considered in determining the presence of a quorum, but will not affect the vote required on the proposals to be considered at the Annual Meeting.  Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors or the vote to ratify LaPorte, Sehrt, Romig & Hand as our independent registered public accounting firm.  Under applicable rules, the proposal to ratify the appointment of the independent registered public accounting firm is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits.  The size of the Board of Directors currently has been set at seven members.  At the Annual Meeting, stockholders of GS Financial will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2014, and until their successors are elected and qualified.

No director is related to any other director or executive officer by first cousin or closer, except Bruce A. Scott and Stephen L. Cory who are brothers-in-law.  Each nominee and each director whose term continues currently serves as a director of GS Financial and Guaranty Savings Bank.

Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director and each director whose term continues, including tenure as a director.  Ages are reflected as of the voting record date, March 11, 2011.  Terms as directors for Messrs. Glazer, Scott, Cory and Zahn include service as a director of Guaranty Savings Bank prior to the organization of GS Financial in 1997.

Nominees for Director for a Three-Year Term Expiring in 2014

Name	Age and Principal Occupation During the Past Five Years
Bradford A. Glazer
Mr. Glazer is President of Glazer Enterprises, Inc., a freight agency representing Park Transport, Inc., as well as other carriers as the need arises. Mr. Glazer also serves as President of Park Transport, a logistics services provider. Glazer Enterprises, located in Cincinnati, Ohio, is also a real estate management and development company.
Mr. Glazer brings entrepreneurial business knowledge and experience to the Board through his ownership and operation of a transportation agency and service as the President of a logistics company operating in 48 states, Mexico and Canada. Glazer Enterprises also provides real estate management and development services. He has intimate knowledge of Guaranty Savings Bank through his tenure as a director since 1991. Age 55.

Bruce A. Scott
Mr. Scott is an attorney and has served as Executive Vice President of GS Financial since its formation in February 1997 and Executive Vice President of Guaranty Savings Bank since 1985.  Mr. Scott served as Vice Chairman of the Board from 1990 to 2010.  Mr. Scott also serves as legal counsel of Guaranty Savings Bank. He has been a director since 1982. Age 58.
Mr. Scott brings valuable insight and knowledge to the Board of GS Financial due to his service as its Executive Vice President and legal counsel and as the longest serving member of the Board. Mr. Scott also has gained valuable banking and institutional knowledge from his years of service in the financial institutions industry and his long-standing ties to the local business and legal community in the greater New Orleans area.

Paul D. Cordes, Jr.
Mr. Cordes is a member of the law firm of Guarisco & Cordes, LLC, New Orleans, Louisiana, specializing primarily in tax and related business and estate planning matters. From 2002 to 2003, Mr. Cordes operated a solo law practice and prior thereto, served as a tax consulting partner with Ernst & Young LLP. Age 57. Director since 2010.As a board certified tax attorney, Mr. Cordes brings a wealth of financial and tax expertise to the Board. Mr. Cordes also possesses experience as a tax consulting partner with one of the big four accounting firms.

The Board of Directors recommends that you vote FOR election of the nominees for Director.

Directors Whose Terms Are Continuing

Directors Whose Term Expires in 2012

Name	Age and Principal Occupation During the Past Five Years
Edward J. Bourgeois
Mr. Bourgeois is a certified public accountant in the State of Louisiana and currently serves as President and Chief Executive Officer of Centergy Consulting, LLC, New Orleans, Louisiana, a consulting firm specializing in the banking and financial industry.  Mr. Bourgeois also serves as the President and Chief Executive Officer of My EZ Car Care LLC, an automotive services limited liability company. Mr. Bourgeois was formerly the Executive Vice President/Chief Operating Officer of Crescent Bank and Trust, New Orleans, Louisiana from 2001 to 2004.  He is a member of the American Institute of Certified Public Accountants and Louisiana Society of Certified Public Accountants. Age 54. Director since 2004.
As a certified public accountant, Mr. Bourgeois brings a wealth of financial expertise and practical experience to the Board. Mr. Bourgeois currently serves as President and CEO of a banking and financial institution consulting firm. He has a practical knowledge of banking through his prior service with six banks and his experience as an executive officer with three of such banks.

Stephen L. Cory
Mr. Cory is an insurance agent and President of Cory, Tucker & Larrowe, Inc. in Metairie, Louisiana. Age 61.
Mr. Cory brings extensive knowledge of the financial services industry to the Board with a specialty in insurance as well as valuable knowledge of Guaranty Savings Bank through his tenure on its Board of Directors since 1995.

Directors Whose Term Expires in 2013

Name	Age and Principal Occupation During the Past Five Years
Hayden W. Wren, III
Mr. Wren has served as Vice Chairman of Guaranty Savings Bank and GS Financial since 2010.  Mr. Wren is the Director of Commercial/Investment Brokerage of Corporate Realty, Inc., New Orleans, Louisiana. Mr. Wren is a Certified Commercial Investment Member (CCIM), a member of the Society of Industrial and Office Realtors (SIOR), and a licensed certified public accountant having membership affiliations with the American Institute of Certified Public Accountants and the Louisiana Society of Certified Public Accountants. Age 62. Director since 2003.

Mr. Wren possesses a vast amount of knowledge regarding the commercial real estate market in the greater New Orleans area through his 30 years of experience in the corporate realty industry. He has gained valuable insight through his experience as Director of Commercial/Investment Brokerage and is a licensed certified public accountant.

Albert J. Zahn, Jr.
Mr. Zahn has served as Chairman of the Board of GS Financial and Guaranty Savings Bank since April 2005.  Mr. Zahn is a certified public accountant and President of the firm Al Zahn CPA, a Professional Accounting Corporation in Mandeville, Louisiana. Age 59.
As a certified public accountant, Mr. Zahn brings a wealth of financial expertise to the Board. Mr. Zahn owns and oversees a professional accounting firm and has been a CPA since 1974. Mr. Zahn has extensive knowledge of Guaranty Savings Bank through his tenure as a director since 1992.

Executive Officers Who Are Not Also Directors of GS Financial Corp.

Set forth below is information with respect to the principal occupations during the last five years for the three executive officers of GS Financial and Guaranty Savings Bank who do not also serve as directors of GS Financial.  Ages are reflected as of the voting record date, March 11, 2011.

Name	Age and Principal Occupation During the Past Five Years
Stephen E. Wessel
Stephen E. Wessel has substantial knowledge of and civic involvement in Guaranty Savings Bank’s primary markets and extensive community banking experience, both at Guaranty Savings Bank and other large financial institutions.
Mr. Wessel has served as President and Chief Executive Officer of GS Financial and Guaranty Savings Bank since December 2005.  Since December 2007, he has served as a Director of Guaranty Savings Bank.  Previously, he served as Senior Vice President/South Louisiana Business Banking Manager for AmSouth Bank, (now, Regions Bank), a regional commercial bank, New Orleans, Louisiana since August 2001. Prior thereto, he held various lending and management positions at Whitney National Bank.
A New Orleans native, Mr. Wessel has 26 years of community banking experience in southeast Louisiana, primarily with lending, business development and special assets.  A partial list of his civic contributions include:  corporate fundraising District Chairman for the Boy Scouts of America, Past President of the Elmwood Business Association and member of East Jefferson Business Association. Age 48.

Kevin J. Dobson	Mr. Dobson has served as Senior Vice President - Commercial Lending Manager of Guaranty Savings Bank since January 2006. Age 37.

Lettie R. Moll
Ms. Moll has served as Vice President and Corporate Secretary of GS Financial since its formation in 1997 and Senior Vice President and Corporate Secretary of Guaranty Savings Bank since July 2009 and March 1982, respectively. Prior to July 2009, Ms. Moll served as Vice President and Corporate Secretary of Guaranty Savings Bank. Ms. Moll currently also serves as Guaranty Savings Bank's Deposit Operations Manager and BSA/AML Compliance Officer. Age 57.

Stephen F. Theriot
Mr. Theriot has served as Senior Vice President and Chief Financial Officer of GS Financial and Guaranty Savings Bank since December 2008.  Prior thereto, Mr. Theriot served as the Vice President and Chief Operating Officer of Guaranty Savings Bank since February 2007 and assumed the additional duties of principal financial officer of GS Financial and Guaranty Savings Bank in September 2008.  Mr. Theriot previously served as Controller of Mutual Savings and Loan Association, in Metairie, Louisiana.  Prior thereto, Mr. Theriot served as a Senior Auditor in the Audit and Assurance Business Services Department of Ernst & Young LLP. Age 37.

Committees and Meetings of the Board of Directors

During the fiscal year ended December 31, 2010, our Board of Directors held 12 regular meetings.  No director attended fewer than 75% of the total number of Board meetings and committee meetings on which he served that were held during this period.  The Board of Directors has determined that a majority of its members are independent directors as defined in the Nasdaq listing standards.  Our independent directors are Messrs. Bourgeois, Cordes, Glazer, Wren and Zahn.  In determining Mr. Zahn's independence, the Board considered that Mr. Zahn's accounting firm, Al Zahn CPA, a Professional Accounting Company, rented office space from Guaranty Savings Bank at a rate of less than $10,000 per year, effective January 1, 2008.

     Compensation Committee.  The Compensation Committee reviews the compensation of our executive officers and met six times in 2010.  No member of the Compensation Committee is a current or former officer or employee of GS Financial or Guaranty Savings Bank.  The Compensation Committee does not currently operate in accordance with a written charter.

Audit Committee.  The primary purpose of the Audit Committee, as set forth in the committee's charter, is to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices.  The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K, and monitors our adherence in accounting and financial reporting to generally accepted accounting principles.  The Board of Directors has not identified a member of the audit committee who meets the Securities and Exchange Commission's definition of audit committee financial expert.  Messrs. Bourgeois, Wren and Zahn are each certified public accountants with significant experience in public accounting.  The Board of Directors believes that the audit committee members have sufficient expertise to fulfill their fiduciary duties.

The Audit Committee meets on an as needed basis and met seven times in fiscal 2010.  The Board of Directors and the Audit Committee adopted an Audit Committee Charter which is available on our website at www.gsfinancialcorp.com.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee met once during fiscal 2010 with respect to the 2010 Annual Meeting.  Nominations for director of GS Financial are reviewed by the Nominating and Corporate Governance Committee and submitted to the full Board of Directors for approval. The Charter of the Nominating and Corporate Governance Committee is available on our website at www.gsfinancialcorp.com.

Membership on Certain Board Committees.  The Board of Directors of GS Financial has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  The following table sets forth the membership of such committees as of the date of this proxy statement.

Nominating
and Corporate
Directors	Governance	Compensation	Audit

Edward J. Bourgeois	*	**	*
Paul D. Cordes, Jr.	*	*
Bradford A. Glazer	*	*
Hayden W. Wren III		*	*
Albert J. Zahn, Jr.		*	**
__________________________
*         Member
**       Chairman

Board Leadership Structure and Role in Risk Oversight

Mr. Stephen Wessel serves as our President and Chief Executive Officer and Mr. Albert J. Zahn serves as our Chairman of the Board.  The Board of Directors has determined that the separation of the offices of Chairman of the Board and President enhances Board independence and oversight.  Further, the separation of the Chairman of the Board permits the President and Chief Executive Officer to better focus on his responsibilities of managing the daily operations of the Company, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman to lead the Board of Directors in its fundamental role of providing independent oversight and advice to management.  Mr. Zahn is an independent director under the rules of the Nasdaq Stock Market.

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  Management is responsible for the day-to-day management of the risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.  In this regard, the Chairman of the Board meets regularly with management to discuss strategy and risks facing GS Financial.

Two of our senior executive officers, Mr. Wessel and Mr. Scott serve on the Board of Directors of Guaranty Savings Bank; Mr. Wessel does not serve as a director of GS Financial.  Other members of our senior management attend the Board meetings and are available to address any questions or concerns raised by the Board on risk management or other matters.  Guaranty Savings Bank has established an Asset-Liability Committee (ALCO), Asset Quality Committee, Investment Committee and Information Technology Committee composed of members of senior management.  A meeting of management is held monthly and the Asset Quality Committee meets on a monthly basis.  The Investment and ALCO committees meet on an as needed basis and Information Technology Committee meets quarterly.  The Chairman of the Board and independent directors work together to provide strong, independent oversight of the Company’s management and affairs.

Director Nominations

The Nominating and Corporate Governance Committee's charter sets forth certain criteria the committee may consider when recommending individuals for nomination to the Board including:

●	ensuring that the Board of Directors, as a whole, is diverse by considering:

o	individuals with various and relevant career experience;
o	relevant technical skills;
o	industry knowledge and experience;
o	financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC); and
o	local or community ties, and

●	minimum individual qualifications, including:

o	strength of character;
o	mature judgment;
o	familiarity with our business and industry;
o	independence of thought; and
o	an ability to work collegially.

The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.  The Nominating and Corporate Governance Committee will consider candidates for director suggested by other directors, as well as our management and stockholders.  A stockholder who desires to recommend a prospective nominee should notify our Corporate Secretary in writing providing whatever supporting material the stockholder considers appropriate.  Procedures for stockholder nominations are discussed under "Stockholder Proposals, Nominations and Communications with the Board of Directors."

Directors' Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of stockholders, we expect that our directors will attend, absent a valid reason for not doing so.  Six of our seven directors attended the 2010 Annual Meeting of Stockholders.

Transactions with Certain Related Persons

Our policies provide that all loans made by Guaranty Savings Bank to our directors, officers and employees are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Guaranty Savings Bank and do not involve more than the normal risk of collectability or present other unfavorable features.  All such loans made to our directors and executive officers met such criteria.

Director Compensation

Members of our Board of Directors do not receive compensation for attending meetings of GS Financial's Board.  Members of the Board of Directors of Guaranty Savings Bank are paid $850 for each regular meeting of the Board regardless of attendance, $850 for each special meeting attended, $850 for attendance at the annual budget planning session and $250 for each Audit, Compensation, Commercial Lending, Construction Lending and Nominating and Corporate Governance Committee meeting attended.  The Chairman of the Board receives $1,200 per meeting and the annual budget planning session.  Messrs. Scott and Wessel do not receive fees for service on the Board of Directors of Guaranty Savings Bank.

The table below summarizes the total compensation paid to our non-employee directors for the fiscal year ended December 31, 2010.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation(2)	Total
Edward J. Bourgeois	$19,475	$--	$283	$19,758
Stephen L Cory.	12,475	--	--	12,475
Paul D. Cordes, Jr.	11,375	--	--	11,375
Bradford A. Glazer	11,700	--	--	11,700
Hayden W. Wren III	18,975	--	566	19,541
Albert J. Zahn, Jr.	23,950	--	--	23,950

(1)	As of December 31, 2010, Messrs. Bourgeois and Wren held 1,066 and 942 unvested stock awards, respectively, under our 1997 Recognition and Retention Plan.

(2)	Consists of dividends paid on shares awarded pursuant to the 1997 Recognition and Retention Plan that vested during 2010.

On May 18, 2004, we awarded 2,355 shares to Mr. Wren and on May 18, 2006, we awarded 1,776 shares to Mr. Bourgeois of restricted stock which are vesting over a ten year period, commencing on the first anniversary of the date of grant.  Dividends paid on the restricted common stock are held in the 1997 Recognition Plan Trust and paid to the recipient when the restricted stock is earned.  The Recognition Plan terminated by its terms on August 14, 2007; however, unvested restricted stock awards made prior to termination are continuing to vest in accordance with the terms of their award agreements.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or earned by our President and Chief Executive Officer and our two most highly compensated other executive officers for the fiscal years ended December 31, 2010 and 2009, the "named executive officers."

Name and Principal Position	Year	Salary	Bonus(1)		All Other Compensation(2)	Total
Stephen E. Wessel President and Chief Executive Officer	2010 2009	$199,999 195,000	$	-- 25,000	$29,387 31,550	$229,386 251,550
Bruce A. Scott Executive Vice President	2010 2009	151,000 149,994		-- 9,765	7,080 9,948	158,080 169,707
Kevin J. Dobson Senior Vice President and Commercial Lending Manager	2010 2009	132,000 129,562		-- 21,620	5,889 5,615	137,889 156,797

_______________________

(1)	Bonus payments represent bonuses for the 2009 fiscal year paid in February of the following year. No bonuses were paid for fiscal 2010.

(2)
Amounts for 2010 include employer contributions and allocations of common stock to the accounts of the named executive officers under the Guaranty Savings Bank 401(k) Plan and life insurance premiums. Also includes for 2010 for Mr. Wessel, an automobile allowance of $10,000, an allowance for country club dues of $10,000 and dividends paid on restricted stock that vested during the year.

Outstanding Equity Awards at Fiscal Year-End

GS Financial granted an award of restricted stock during fiscal 2007 to Mr. Wessel.  No other stock options or restricted stock awards were outstanding as of December 31, 2010 to our named executive officers, nor are any available for future grant.  The table below sets forth the outstanding equity awards at December 31, 2010, for our named executive officers.

	Stock Awards
	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(2)

Stephen E. Wessel	3,500(1)	$31,185

________________________

(1)
Mr. Wessel was granted 5,000 shares of restricted stock pursuant to the 1997 Recognition and Retention Plan on January 16, 2007, that are vesting at a rate of 10% per year over ten years commencing on January 16, 2008.

(2)	Market Value is calculated based on a closing price of $8.91 per share on December 31, 2010.

Employment Agreement

In December 2005, Guaranty Savings Bank entered into a letter agreement with Mr. Wessel in connection with his employment as President and Chief Executive Officer.  Effective as of January 1, 2011, the letter agreement was extended through December 31, 2011.  The letter agreement with Mr. Wessel provides the terms for Mr. Wessel's employment as President and Chief Executive Officer, including participation in Guaranty Savings Bank's bonus program.  If a change in control occurs on or before December 31, 2011, and his employment is terminated other than for cause, Mr. Wessel will be entitled to receive his accrued base salary through the date of termination, a lump sum payment equal to one year's base salary and certain other benefits to which he is entitled under Guaranty Savings Bank's benefit plans and programs.

Outside Compensation Consultants

In order to develop and implement our compensation program, management recommended, and the Board of Directors engaged, an outside compensation consultant during 2010.  The Board retained the services of Creative Compensation Solutions, Inc., Metairie, Louisiana, in order to provide the Compensation Committee with independent advice on executive compensation matters and to assist in its review of the compensation recommendations presented by management. During 2010, Creative Compensation Solutions: (i) prepared information for the Compensation Committee on competitive compensation levels and practices; (ii) performed a review of Guaranty Savings Bank's current compensation programs; (iii) compiled information relating to compensation practices from selected peer banks based on asset size; and (iv) assisted the Compensation Committee in reviewing the executive compensation recommendations presented by management.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 11, 2011, the voting record date, certain information as to our common stock beneficially owned by (a) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 who or which was known to us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (b) our directors, (c) certain executive officers, and (d) all directors and executive officers as a group.

	Common Stock Beneficially Owned as of March 11, 2011(1)
Name of Beneficial Owner(s)	Amount		Percentage
Guaranty Savings Bank 401(k) Plan 3798 Veterans Memorial Boulevard Metairie, Louisiana 70002	125,266	(2)	10.0%

Raffles Associates, L.P. 2 Penn Plaza, Suite 1920A New York, New York 10121	67,996	(3)	5.4

Directors:
Edward J. Bourgeois	9,295	(4)	*
Paul D. Cordes, Jr..	200	(5)	*
Stephen L. Cory	14,803		1.2
Bradford A. Glazer	21,842	(6)	1.7
Bruce A. Scott	97,859	(2)(7)	7.8
Hayden W. Wren, III	7,893		*
Albert J. Zahn, Jr.	26,781	(8)	2.1

Named Executive Officers:
Stephen E. Wessel	3,612	(2)(9)	*
Kevin J. Dobson	4,159	(10)	*

All directors and executive officers as a group (11 persons)	205,235	(2)(11)	16.3%
____________________
*           Represents less than 1% of our outstanding common stock.

 (Footnotes continued on following page)

____________________
(1)
Based upon filings made with the Securities and Exchange Commission and information furnished by the respective individuals.  Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (a) voting power, which includes the power to vote or to direct the voting of the shares, or (b) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.  Under applicable regulations, a person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options. Shares of common stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

(2)
Messrs. Stephen E. Wessel, Bruce A. Scott and Kevin Dobson act as Trustees of the Guaranty Savings Bank 401(k) Plan.  As of March 11, 2011, the 125,266 shares held in the 401(k) Plan were allocated to the accounts of participating employees.  In general, the allocated shares held in the 401(k) Plan as of March 11, 2011, will be voted by the Trustees in accordance with the instructions of the participants and their beneficiaries.  The amount of our common stock beneficially owned by officers who serve as 401(k) Plan Trustees and by all directors and executive officers as a group does not include the shares held by the 401(k) Plan other than shares specifically allocated to the individual officer's account.

(3)
Based on information contained in a Schedule 13G/A filed by Raffles Associates, L.P. with the SEC on February 16, 2010.  Raffles Associates, L.P. reported sole voting and dispositive power with respect to all of the 67,996 shares they own.  The principal business address of Raffles Associates, L.P. is 2 Penn Plaza, Suite 1920A, New York, New York 10121.

(4)	Includes 2,784 shares of common stock held in Mr. Bourgeois's individual retirement account and 1,102 shares held by Mr. Bourgeois as custodian under the Uniform Gifts to Minors Act for his daughter.

(5)	The 200 shares are in Mr. Cordes’ individual retirement account.

(6)	Includes 1,450 shares of common stock owned by Mr. Glazer's wife and 10,000 shares owned by Mr. Glazer's children.

(7)
Includes 2,500 shares of common stock held directly by Bruce Scott's child and 15,000 shares owned directly by Mr. Scott's spouse.  Mr. Scott disclaims beneficial ownership as to the shares held by his child and by his spouse.  Also includes 12,000 shares held in Mr. Scott's individual retirement account and 35,953 shares of common stock allocated to Mr. Scott under the employee stock ownership plan provisions of the Guaranty Savings Bank 401(k) Plan, which the Trustees will vote in accordance with Mr. Scott's instructions.  The business address for Mr. Scott is c/o Guaranty Savings Bank, 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002.

(8)	Includes 5,000 shares of common stock owned by Mr. Zahn's wife and 1,000 shares held in his wife's individual retirement account.

(9)	Includes 1,412 shares held in the Guaranty Savings Bank 401(k) Plan, which the Trustees will vote in accordance with Mr. Wessel's instructions.

(10)	Includes 3,492 shares held in the Guaranty Savings Bank 401(k) Plan, which the Trustees will vote in accordance with Mr. Dobson's instructions.

(11)	Includes an aggregate of 58,148 shares of common stock which are held by the Guaranty Savings Bank 401(k) Plan on behalf of our executive officers as a group.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of GS Financial's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, fiscal 2010, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) other than Mr. Zahn who was late reporting one transaction on Form 4.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Two)

Our Audit Committee has appointed LaPorte, Sehrt, Romig & Hand, independent registered public accounting firm, to perform the audit of GS Financial's financial statements for the year ending December 31, 2011, and further directed that their selection be submitted for ratification by the stockholders at the Annual Meeting.

Audit Fees

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to GS Financial.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.  The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.  The chair of the Audit Committee has been delegated the authority to approve audit-related and non-audit related services in lieu of the full Audit Committee, and presents all such previously-approved engagements to the full Audit Committee.

The following table sets forth the aggregate fees paid by us to LaPorte, Sehrt, Romig & Hand for professional services rendered in connection with the audit of GS Financial's consolidated financial statements for 2010 and 2009, as well as the fees paid by us to LaPorte, Sehrt, Romig & Hand for audit-related services, tax services and all other services rendered to us during 2010 and 2009.

	Year Ended December 31,
	2010	2009
Audit Fees(1)	$67,000	$64,075
Audit-related fees(2)	661	276
Tax fees	--	--
All other fees(3)	--	3,333
Total	$67,661	$67,684
__________________

(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission.

(2)	Audit-related fees consist of fees for attendance at Board and annual meetings of stockholders.

(3)	All other fees for 2009 consist of internal controls testing performed and other regulatory services.

Each new engagement of LaPorte, Sehrt, Romig & Hand was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC's rules.

We have been advised by LaPorte, Sehrt, Romig & Hand that neither that firm nor any of its associates has any relationship with GS Financial or Guaranty Savings Bank other than the usual relationship that exists between independent registered public accounting firms and their clients.  LaPorte, Sehrt, Romig & Hand will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint LaPorte, Sehrt, Romig & Hand as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by LaPorte, Sehrt, Romig & Hand is compatible with maintaining their independence.  In addition to performing auditing services, LaPorte, Sehrt, Romig & Hand performed audit-related and other services.  The Audit Committee believes that LaPorte, Sehrt, Romig & Hand's performance of these other services is compatible with maintaining their independence.

The Board of Directors recommends that you vote FOR the ratification of the appointment of LaPorte, Sehrt, Romig & Hand as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed GS Financial's audited financial statements with management.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm, their independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in GS Financial's Annual Report on Form 10-K for fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission.

Members of the Audit Committee
Edward J. Bourgeois, CPA	Hayden W. Wren, III, CPA	Albert J. Zahn, Jr., CPA

STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholder Proposals.  Any proposal which a stockholder wishes to have included in the proxy materials of GS Financial relating to the next annual meeting of stockholders, which is expected to be held in April, 2012, must be received at our principal executive offices located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002, Attention:  Lettie R. Moll, Corporate Secretary, no later than December 3, 2011.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

Stockholder proposals which are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Article 9.D. of our Articles of Incorporation, which provides that the stockholder must give timely notice thereof in writing to the Corporate Secretary. To be timely with respect to the annual meeting of stockholders expected to be held in April 2012, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices 60 days prior to the anniversary date of this Annual Meeting, or no later than February 25, 2012.  A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on our books, of the stockholder proposing such business and, to the extent known, any other stockholders known by such stockholder to be supporting such proposal, (c) the number of shares of common stock which are beneficially owned by the stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (d) any financial interest of the stockholder in such proposal (other than interests which all stockholders would have).

Stockholder Nominations.  Our Articles of Incorporation govern nominations of candidates for election as director at any annual meeting of stockholders and provide that such nominations, other than those made by the Board of Directors, may be made by any stockholder entitled to vote at such annual meeting provided such nomination is made in accordance with the procedures set forth in Article 6.F.  Nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Corporate Secretary.  To be timely with respect to the annual meeting of stockholders expected to be held in April 2012, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices not later than 60 days prior to the anniversary date of this Annual Meeting of Stockholders or February 25, 2012.  Such stockholder's notice must comply with the requirements of Article 6.F.

Other Stockholder Communications. Our Board of Directors has adopted a formal process by which stockholders may communicate with the Board.  Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors, c/o Lettie R. Moll, Corporate Secretary, at 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002.

ANNUAL REPORTS

A copy of our Annual Report to Stockholders for the year ended December 31, 2010, accompanies this Proxy Statement.  Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any stockholder without charge a copy of our Annual Report on Form 10-K (without exhibits) for fiscal 2010 required to be filed with the Securities and Exchange Commission. In addition, upon written request, we will furnish copies of the exhibits to the Annual Report on Form 10-K for a fee that covers our reasonable expenses in furnishing such exhibits.  Such written requests should be directed to Lettie R. Moll, Corporate Secretary, GS Financial Corp., 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002.  The Form 10-K is not part of the proxy solicitation materials.

OTHER MATTERS

Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by GS Financial. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock.  In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.  We have also engaged Regan & Associates, Inc. a professional proxy solicitation firm, to assist in the solicitation of proxies.  Such firm will be paid a proxy solicitation and delivery fee of $7,000 ($5,250 if quorum is not achieved by April 26, 2011, the nominees for director are not elected and auditors are not appointed), plus reimbursement of out-of-pocket expenses.

REVOCABLE PROXY
 GS FINANCIAL CORP.
[X]       PLEASE MARK VOTES
AS IN THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GS FINANCIAL CORP. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 26, 2011 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints Hayden W. Wren III, Albert J. Zahn, Jr. and Lettie R. Moll or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of GS Financial Corp. held of record by the undersigned on March 11, 2011 at the Annual Meeting of Stockholders to be held at GS Financial Corp.'s corporate headquarters located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002, on Tuesday, April 26, 2011, at 10:00 a.m., Central time, and any adjournment thereof.

1.	ELECTION OF DIRECTORS FOR THREE-YEAR TERM (except as marked to the contrary below)

FOR           [    ]                     WITHHOLD                      [   ]                     FOR ALL EXCEPT        [   ]

Nominees for three-year term expiring in 2014:

Bradford A. Glazer, Bruce A. Scott and Paul D. Cordes, Jr.

Instruction: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee's name in the space provided below.

________________________________________________

2.	PROPOSAL TO RATIFY THE APPOINTMENT of LaPorte, Sehrt, Romig & Hand as GS Financial Corp.'s independent registered public accounting firm for the year ending December 31, 2011.

            FOR                        [    ]                     AGAINST                         [   ]                    ABSTAIN                       [   ]

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please Check Box if You Plan to Attend the Meeting. ➡              [   ]

The Board of Directors recommends that you vote "FOR" the nominees listed above and “FOR” the ratification of LaPorte, Sehrt, Romig & Hand.

Please be sure to date and sign this proxy card in the box below.	Date
Sign above

-----------------------------------------------------------------------------------------------------------------------------------------------------------------
▲                                            Detach above card, sign, date and mail in postage paid envelope provided.                                         ▲

GS FINANCIAL CORP.

    The shares of GS Financial Corp.'s common stock will be voted as specified.  If not otherwise specified, this proxy will be voted FOR the nominees to the Board of Directors, FOR the ratification of GS Financial Corp.'s independent registered public accounting firm, and otherwise at the discretion of the proxies.  You may revoke your proxy at any time prior to the time it is voted at the Annual Meeting.  This proxy cannot be voted for any person who is not a nominee of the Board of Directors of GS Financial Corp.

The above signed hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of GS Financial Corp. and the accompanying Proxy Statement and Annual Report for the year ended December 31, 2010, prior to the signing of this proxy.

Please sign this proxy exactly as your name(s) appear(s) on this proxy.  When signing in a representative capacity, please give title.  When shares are held jointly, only one holder need sign.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY TODAY

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 26, 2011.
The proxy statement and our 2010 Annual Report are available on our website at www.gsfinancialcorp.com under "Investor Relations."  The same website address also contains information on how to obtain directions to attend the annual meeting.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

___________________________________________________

___________________________________________________

__________________________________________________

GUARANTY SAVINGS BANK 401(k) PLAN
VOTING INSTRUCTION CARD
GS FINANCIAL CORP.
[X]       PLEASE MARK VOTES
AS IN THIS EXAMPLE

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GS FINANCIAL CORP. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 26, 2011 AND AT ANY ADJOURNMENT THEREOF.

1.	ELECTION OF DIRECTORS FOR THREE-YEAR TERM (except as marked to the contrary below)

FOR           [    ]                     WITHHOLD                      [   ]                     FOR ALL EXCEPT        [   ]

Nominees for three-year term expiring in 2014:

Bradford A. Glazer, Bruce A. Scott and Paul D. Cordes, Jr.

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

________________________________________________

2.	PROPOSAL TO RATIFY THE APPOINTMENT of LaPorte, Sehrt, Romig & Hand as GS Financial Corp.'s independent registered public accounting firm for the year ending December 31, 2011.

     FOR                      [    ]                       AGAINST                      [   ]                    ABSTAIN                       [   ]

3.	In their discretion, the trustees are authorized to vote upon such other business as may properly come before the meeting.

Please Check Box if You Plan to Attend the Meeting.   ➡           [   ]

The undersigned hereby authorizes the trustees of the 401(k) Plan to vote the shares allocated to the undersigned's account as provided herein.  Shares of GS Financial Corp. held in the 401(k) Plan allocated to your account will generally not be voted unless the voting instruction card is returned.  With respect to any other matter that properly comes before the meeting, the trustees are authorized to vote the shares in their discretion.

Please be sure to date and sign this voting instruction card in the box below.	Date
Sign above

------------------------------------------------------------------------------------------------------------------------------------------------------------
▲                                            Detach above card, sign, date and mail in postage paid envelope provided.                                       ▲

GS FINANCIAL CORP.

      The Board of Directors recommends that you vote "FOR" the nominees listed above and "FOR" the ratification of LaPorte, Sehrt, Romig & Hand.

The shares of GS Financial Corp.'s common stock will be voted as specified.  If not otherwise specified, this voting instruction card will be voted FOR the nominees to the Board of Directors, FOR the ratification of GS Financial Corp.'s independent registered public accounting firm, and otherwise at the discretion of the trustees.  You may revoke your instructions at any time prior to April 19, 2011.  This voting instruction card cannot be voted for any person who is not a nominee of the Board of Directors of GS Financial Corp.

The above signed hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of GS Financial Corp. and the accompanying Proxy Statement and Annual Report for the year ended December 31, 2010, prior to the signing of this voting instruction card.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR VOTING INSTRUCTION CARD TODAY

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on
April 26, 2011.
The proxy statement and our 2010 Annual Report are available on our website at www.gsfinancialcorp.com under "Investor Relations."  The same website address also contains information on how to obtain directions to attend the annual meeting.

   IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND
   RETURN THIS PORTION WITH THE VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED.

   ___________________________________________________

   ___________________________________________________

   __________________________________________________

April 1, 2011

To:           Participants in Guaranty Savings Bank's 401(k) Plan

Re:           Instructions for Voting Shares of GS Financial Corp.

As described in the attached materials, your voting instructions as a participant in the Guaranty Savings Bank 401(k) Plan are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Stockholders to be held on April 26, 2011.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock allocated to your account in the 401(k) Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, GS Financial Corp's Annual Report to Stockholders and a Voting Instruction Card, which will permit you to direct the Trustees of the 401(k) Plan to vote the shares in your account.  After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Card in the envelope provided.  In order to be effective, your Voting Instruction Card must be received by Registrar and Transfer Company no later than April 19, 2011.  Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of GS Financial Corp. If your voting instructions for the 401(k) Plan are not received, the shares allocated to your account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed Voting Instruction Card relates only to those shares which have been allocated to your account under the 401(k) Plan.  If you also own shares of GS Financial Corp. outside of the 401(k) Plan, you should receive other voting material for those shares owned by you individually.

Sincerely,
Stephen E. Wessel
President and Chief Executive Officer